                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 1, 2003


                              MEGO FINANCIAL CORP.

                   ___________________________________________

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

              NEW YORK               1-8645                13-5629885
           (STATE OR OTHER          (COMMISSION          (IRS EMPLOYER
           JURISDICTION OF           FILE NUMBER)      IDENTIFICATION NO.)
              FORMATION)


            1645 VILLAGE CENTER CIRCLE, LAS VEGAS, NV          89134
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 992-4200

Item  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On March 20, 2003 the Company sold a portfolio of vacation interval ownership receivables representing the purchase money indebtedness of certain purchasers of vacation intervals. The receivables were originated by the Company in the course of conducting its ordinary business of selling and marketing vacation intervals.

The purchaser, Resort Finance Corporation, is a Delaware corporation and has a principal place of business at 4 Marshall Street, North Adams, Massachusetts 01247. The purchase price paid by Resort Finance Corporation was $19,884,907.80.

There is no material relationship between the Company, its affiliates, officers and directors and the purchaser.

Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

03-4  Press  release  dated  March  26,  2003.

03-5 Receivables Purchase Agreement between Seller, Mego Financial Corporation dba Leisure Industries Corporation, through its subsidiary, Leisure Homes Corporation and Purchaser, Resort Finance Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MEGO  FINANCIAL  CORP.



                         By:  /s/  Floyd  W.  Kephart
                         -----------------------------------
                         Floyd  W.  Kephart
                         Chief  Executive  Officer

Dated:  April  1,  2003